Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the caption “Independent Registered Public
Accounting Firm” in the Prospectus and Statement of Additional Information and to the use of
our reports: (1) dated April 25, 2013 with respect to the financial statements of Principal Life
Insurance Company Separate Account B, (2) dated March 20, 2013 with respect to the consolidated financial statements of Principal Life Insurance Company, and (3) dated
March 20, 2013 with respect to the financial statement schedules of Principal Life Insurance
Company, in Post-Effective Amendment No. 28 to the Registration Statement (Form N-4,
No. 333-116220) of Principal Life Insurance Company Separate Account B and the related prospectus of the Principal Investment Plus Variable AnnuitySM Contract.

/s/Ernst & Young LLP
Des Moines, Iowa
April 25, 2013